EXHIBIT 99.10


                                    GUARANTY


     To induce Lisa-Gaye Shearing ("LGS") to sell to Benbow PCS Ventures, Inc. (the "Buyer") her stock in Page Call, Inc. ("Page Call") pursuant to that certain Stock Purchase Agreement dated April 30, 1997, as amended, in exchange for, INTER ALIA, a certain Promissory Note dated the date hereof in the amount of Two Hundred Eighty-Five Thousand and Fifteen Dollars ($285,015) (the "Note"), the undersigned Arch Communications Group, Inc. (the "Guarantor") hereby guarantees to LGS (a) the payment by the Buyer of all sums which may be presently due and owing and of all sums which shall in the future become due and owing to LGS under the Note; (b) the due performance by Buyer of all of the Buyer's obligations under said Note; and (c) the payment by the Buyer of all sums which may be presently due and owing and all sums which shall in the future become due and owing by the Buyer to LGS under the Consulting Agreement of even date herewith between the Buyer and LGS, as the same may be amended, supplemented or modified from time to time (the "Consulting Agreement").

     The Guarantor also agrees: that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with LGS or anyone else; that the liability of the Guarantor hereunder is direct and unconditional and may be enforced without requiring LGS first to resort to any other right, remedy or security; that the Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, unless and until all of the debts and obligations of the Buyer to LGS under the Note and the Consulting Agreement have been paid in full; that if the Buyer or any Guarantor should at any time become insolvent or make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by the Buyer or the Guarantor, any and all obligations of Guarantor shall, at LGS's option, forthwith become due and payable without notice; that if, after the expiration of 30 days after a petition in bankruptcy or insolvency or reorganization proceedings shall be commenced against the Buyer or the Guarantor, any and all obligations of the Guarantor shall, at the option of LGS, forthwith become due and payable without notice; that this Guaranty is a continuing Guaranty which shall remain effective while any of the obligations of the Buyer under the Note and the Consulting Agreement shall be outstanding; that this Guaranty is a continuing Guaranty which shall remain effective during the term of the Note and the Consulting Agreement; that nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of the Buyer's debts and obligations to LGS as provided in the Note and the Consulting Agreement; that any and all present and future debts and obligations of the Buyer to the Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of the Buyer to LGS.

The Guarantor shall have the right, at its sole option, to make any payments of interest and principal due under the Note as follows:

          (i) in cash; or

          (ii) in such number of shares of common stock (the "Common Stock") of the Guarantor as is determined under Sections 1(b)(ii), 4 or 5 of the Note, as applicable; or

          (iii) in a combination of cash and Common Stock as provided above.

     In the event and each time that the Buyer becomes obligated to deliver shares of the Common Stock to LGS in exchange for the Note, subject to the conditions set forth herein, and further subject to the conditions set forth in Articles III and IV of the Loan Agreement (the "Loan Agreement") of even date by and among the Guarantor, The Westlink Company II ("Westlink") and the Buyer, then the Guarantor shall issue such Common Stock and contribute such Common Stock to Westlink, and Westlink shall transfer such Common Stock to the Buyer. In the event that (i) the conditions set forth in Articles III and IV of the Loan Agreement have not been met and the Guarantor has not waived compliance with such conditions, or (ii) Westlink is in breach of, or fails to give adequate assurance to the Guarantor of, the performance of its obligations under the previous sentence, or (iii) the Guarantor otherwise determines in its sole discretion to do so, then the Guarantor shall instead issue such shares directly to LGS. All such shares of Common Stock shall be fully paid, nonassessable and free of preemptive rights.

     LGS represents, warrants and covenants as follows: The Common Stock transferred to LGS as described above shall be acquired by LGS not with a view to or in connection with any resale or distribution. LGS has had such opportunity as she has deemed adequate to obtain from the Guarantor such information as is necessary to permit LGS to evaluate the merits and risks of her acquisition of Common Stock. Without limiting the generality of the foregoing, LGS acknowledges that the Guarantor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. LGS understands that the Common Stock transferred to LGS as described above will not be registered under the securities laws of the United States or any other jurisdiction and cannot be transferred or resold except as permitted pursuant to a valid registration statement or an applicable exemption from registration. Each time LGS acquires shares of Common Stock as described above, LGS shall be deemed to have reaffirmed, as of the date of such acquisition, the representations made in this paragraph. Subject to the rights provided to LGS pursuant to the Registration Rights Agreement of even date herewith, LGS understands that the certificate representing the Common Stock shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except pursuant to registration or an available exemption from registration under the Securities Act of 1933."

     So long as the Note is issued and outstanding, the Guarantor shall reserve and maintain a sufficient number of shares of Common Stock for issuance and delivery upon exchange of the Note.

     LGS, and any subsequent holder of the Note by asserting any claim under this Guaranty with respect to the Note, confirm and agree that Guarantor may condition its payment and performance obligations under this Guaranty with respect to such Note upon the simultaneous sale, transfer and assignment of such Note (or, if the holder of this Note does not receive payment with respect to such Note, from the Guarantor or otherwise, in an amount equal to all obligations due and payable to the holder under the Note, by the assignment of a participation therein in an amount equal to all amounts paid by the Guarantor under the Guaranty with respect to the Note) to Guarantor or its nominee, without recourse or representation, other than as to good title and the absence of liens or encumbrances.

     The Guarantor waives: notice of acceptance hereof, presentment and protest of any instrument, and notice thereof; notice of default; all diligence in collection or protection or realization upon the obligations due to LGS from Buyer; and all other notices to which such Guarantor might otherwise be entitled.

     This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations of the Buyer to LGS is rescinded or must otherwise be restored or returned by LGS upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Buyer or the Guarantor, or upon or as a result of the appointment of a receiver or trustee or similar officer for the Buyer or the Guarantor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

     Guarantor shall pay all costs of collection of this Guaranty, including without limitation, reasonable attorneys' fees and expenses should this Guaranty be collected by or through an attorney-at-law.

     This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of California, shall be binding upon and shall inure to the benefit of their respective heirs, executors, administrators, successors and assigns.

     This document shall be deemed to be executed under seal.

                                            Dated as of June 29, 1998

                                            THE GUARANTOR

Witnessed by:                               Arch Communications Group, Inc.


_______________________                     By
                                                Name:
                                                Title:


                                            1800 West Park Drive
                                            Westboro, MA 01581


Acknowledged and Agreed                            Witnessed by:


-----------------------------

Lisa-Gaye Shearing


401 South Main St.
Coudersport, PA 16915

The Westlink Company II                            Witnessed by:


By___________________________

    Name:_____________________
    Title:______________________


c/o Arch Communications Group, Inc.
1800 West Park Drive, Suite 250
Westboro, MA 01581